UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2013

COLLECTORS UNIVERSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

On April 4, 2013, Collectors Universe, Inc. issued a press release announcing its PCGS coin grading and authentication business will expand its international services by establishing operations in mainland China during 2013.  A copy of that press release is attached as Exhibit 99.1 to this Report.

                        In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01      Financial Statements and Exhibits.

   (d)         Exhibits.

Exhibit No.	Description

99.1	Press release issued April 4, 2013, announcing its PCGS coin grading and authentication business will expand its international services by establishing operations in mainland China during 2013.

S-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: April 5, 2013	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued April 4, 2013, announcing its PCGS coin grading and authentication business will expand its international services by establishing operations in mainland China during 2013.

E-1